UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 4, 2021

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550
St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)

(314) 506-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 4, 2021, the Board of Directors of Cass Information Systems, Inc. (the “Company”) appointed Michael J. Normile to serve as the Company’s Executive Vice President and Chief Financial Officer. Mr. Normile succeeds P. Stephen Appelbuam, who has served in these positions since 2006 and effective with Mr. Normile’s appointment, has transitioned to a role as Executive Vice President until his pending retirement from the Company anticipated later in 2021.

Mr. Normile, 45, is a certified public accountant and joined the Company as Senior Vice President of Corporate Finance in January 2021 from First Bank (FB Corporation), where he served as Chief Financial Officer since 2015 and as Controller and director of profit improvement and strategic development since 2007. Prior to First Bank, Mr. Normile served in various capacities at KPMG LLP for nine years, including Senior Manager in the financial services audit practice. Mr. Normile is a Director, Treasurer, and Executive Committee member of the Foster & Adoptive Care Coalition.

As the Company’s principal financial and accounting officer, Mr. Normile will receive an annual base salary of $300,000 and is eligible to receive an annual bonus of up to 50% of his annual base salary based on the achievement of individual and Company performance-based objectives established by the Company’s Compensation Committee in connection with the Company’s profit sharing program. Mr. Normile is entitled to participate in the Company’s long-term incentive compensation and other employee benefit plans, programs and policies on the same terms as the Company’s other executive officers. Further information about the Company’s executive compensation program is discussed in the Company’s most recent definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 9, 2020.

Mr. Normile has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding with any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationship required to be disclosed pursuant to Item 401(d) of Regulation S-K.

On March 4, 2021, the Company issued a press release announcing Mr. Normile’s appointment and Mr. Appelbaum’s transition. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated March 4, 2021.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2021

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Eric H. Brunngraber
Name:	Eric H. Brunngraber
Title:	Chairman of the Board, President and Chief Executive Officer

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